                                                                   Exhibit 10.30



Exhibit 10.30 to Registration Statement       CONFIDENTIAL INFORMATION OMITTED
on Form S-4 of RSL Communications PLC         WHERE INDICATED BY "[*]" AND FILED
and RSL Communications, Ltd.                  SEPARATELY WITH THE COMMISSION
                                              PURSUANT TO A REQUEST FOR
                                              CONFIDENTIAL TREATMENT UNDER
                                              RULE 406 OF THE SECURITIES ACT
                                              OF 1933


                                 AMENDMENT NO. 1
                      TO THE TRANSITION SERVICES AGREEMENT

     THIS AMENDMENT NO. 1 TO THE TRANSITION SERVICES AGREEMENT among Sprint Communications Company L.P., a Delaware limited partnership ("Sprint LP"), RSL Com France S.A., a French corporation ("RSL"), and Sprint International France S.A., a French corporation ("SIF") takes effect as of May 8, 1996.

     WHEREAS Sprint LP and RSL have entered into a Transition Services Agreement ("the Agreement") as of May 8, 1996, in connection with the purchase of the IDDD Business (as defined in the Agreement) by RSL; and

     WHEREAS Sprint LP, SIF and RSL acknowledge and agree that the provision of the international half circuits used in connection with the IDDD Business to RSL should be provided by SIF;

     NOW THEREFORE, it is agreed as follows:

     1. Additional Party to the Agreement. SIF is hereby made a party to the Agreement. Except with respect to Section 3.1 of the Agreement, wherever the term "Sprint LP" appears such term shall refer to both Sprint LP and SIF.

     2. Section 2.1. Section 2.1 of the Agreement is deleted in its entirety and the following is substituted therefor:

     During the term of this Agreement and in accordance with its terms and conditions, (i) Sprint LP shall terminate or provide for the termination of long distance voice telephone traffic which originates from the IDDD Business through the Sprint network or the network of Global One Communications in the countries listed on Exhibit A hereto and (ii) Sprint International France S.A. shall provide to RSL the use of international half circuits for long distance voice telephone traffic which originates from the IDDD Business through the Sprint network or the network of Global One Communications (collectively, the "Services"). Neither Sprint LP nor Sprint International France S.A. shall be obligated to transit or hub any traffic through the switch that services the IDDD Business other than traffic originated in France.

     3. Section 4.2. Section 4.2 of the Agreement is deleted in its entirety and the following is substituted therefor:

     RSL shall pay (i) to Sprint LP the amount due under paragraph (1) of Exhibit A for each calendar month during the term of this Agreement for the provision of the Services provided by Sprint LP pursuant to Section 2.1 and
     (ii) to Sprint International France S.A. the amount due under paragraph (2) of Exhibit A for each calendar month during the term of this Agreement for the provision of the Services provided by Sprint International France S.A. pursuant to Section 2.1 (collectively, the "Service Charges").

     4. Effect of Amendment No. 1. Notwithstanding anything contained herein, in no event shall the aggregate amount of Service Charges calculated under the Agreement as amended by this Amendment No. 1 for any given period of time exceed the aggregate amount of Services Charges calculated under the Agreement prior to the execution of this Amendment No. 1 for the same period of time.

     5. Exhibit A. Exhibit A is deleted in its entirety and the Amended and Restated Exhibit A attached hereto is substituted therefor.

     Except as amended herein, the provisions of the Agreement shall remain in full force and effect.

                           [Signatures on next page]

     IN WITNESS WHEREOF, each of SIF, Sprint LP and SRL has caused its duly authorized representative to execute this Amendment No. 1 as of May 8, 1996.

                                   SPRINT COMMUNICATIONS COMPANY L.P.

                                   By:  US Telecom, Inc., as General Partner

                                   By:    /s/ Don A. Jensen
                                       ---------------------------------------
                                   Name:  Don A. Jensen
                                   Title:  Vice President-Law

                                   By:    /s/ Dennis Piper
                                       ---------------------------------------
                                   Name:  Dennis Piper
                                   Title:  Attorney in Fact

                                   SPRINT INTERNATIONAL FRANCE S.A.

                                   By:    /s/ Sprint International France S.A.
                                       ---------------------------------------
                                   Name:  ___________________________
                                   Title: ___________________________

                                   RSL COM FRANCE S.A.

                                   By:    /s/ RSL Com France S.A.
                                       ---------------------------------------
                                   Name:  ___________________________
                                   Title: ___________________________

                         AMENDED AND RESTATED EXHIBIT A

1.   Service Charges due to Sprint LP:

     Service Charges due to Sprint LP are calculated in accordance with the attached list of termination rates and then reduced by the amount of Service Charges invoiced to RSL by Sprint International France S.A. for use of the international half circuits.

2.   Service Charges due to Sprint International France S.A.:

     Service Charges due to Sprint International France S.A. for use of the international half circuits shall be determined by reference to the volume of the traffic but shall not exceed a value of [*] for any given month.


[*] CONFIDENTIAL PORTIONS OMITTED WHERE INDICATED AND FILED SEPARATELY WITH THE COMMISSION

                          Termination Rates ($/Minute)

--------------------------------------------------------------------------------
                                                    Global One/RSL
--------------------------------------------------------------------------------
              Country                               Agreed Rates
--------------------------------------------------------------------------------
                                                      4/11/96
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Afghanistan                                       N/A
--------------------------------------------------------------------------------
Alaska                                            [*]
--------------------------------------------------------------------------------
Albania                                           [*]
--------------------------------------------------------------------------------
Algeria                                           [*]
--------------------------------------------------------------------------------
Andorra                                           [*]
--------------------------------------------------------------------------------
Angola                                            [*]
--------------------------------------------------------------------------------
Anguilla                                          [*]
--------------------------------------------------------------------------------
Antarctic Territories                             N/A
--------------------------------------------------------------------------------
Antigua                                           [*]
--------------------------------------------------------------------------------
Antilles (Netherlands)                            [*]
--------------------------------------------------------------------------------
Argentina                                         [*]
--------------------------------------------------------------------------------
Armenia                                           [*]
--------------------------------------------------------------------------------
Aruba                                             [*]
--------------------------------------------------------------------------------
Ascension Island                                  [*]
--------------------------------------------------------------------------------
Astelit                                           N/A
--------------------------------------------------------------------------------
Australia                                         [*]
--------------------------------------------------------------------------------
Austria                                           [*]
--------------------------------------------------------------------------------
Azerbaijan                                        [*]
--------------------------------------------------------------------------------
Azores                                            [*]
--------------------------------------------------------------------------------
Bahamas                                           [*]
--------------------------------------------------------------------------------
Bahrain                                           [*]
--------------------------------------------------------------------------------
Balearics                                         N/A
--------------------------------------------------------------------------------
Bangladesh                                        [*]
--------------------------------------------------------------------------------
Barbados                                          [*]
--------------------------------------------------------------------------------
BCLM                                              N/A
--------------------------------------------------------------------------------
Belarus                                           [*]
--------------------------------------------------------------------------------
Belgium                                           [*]
--------------------------------------------------------------------------------
Belize                                            [*]
--------------------------------------------------------------------------------

Note: Where indicated with N/A - Sprint has no available arrangement with the foreign PTT to terminate traffic.

[*] CONFIDENTIAL PORTIONS OMITTED WHERE INDICATED AND FILED SEPARATELY WITH THE COMMISSION


F/G 4/11/96                             Page 1

                          Termination Rates ($/Minute)

--------------------------------------------------------------------------------
                                                    Global One/RSL
--------------------------------------------------------------------------------
              Country                               Agreed Rates
--------------------------------------------------------------------------------
                                                      4/11/96
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Benin                                             [*]
--------------------------------------------------------------------------------
Bermuda                                           [*]
--------------------------------------------------------------------------------
Bhutan                                            [*]
--------------------------------------------------------------------------------
Bolivia                                           [*]
--------------------------------------------------------------------------------
Bosnia-Herzegovina                                [*]
--------------------------------------------------------------------------------
Botswana                                          [*]
--------------------------------------------------------------------------------
Brazil                                            [*]
--------------------------------------------------------------------------------
British Virgin Islands                            [*]
--------------------------------------------------------------------------------
Brunei Darussalam                                 [*]
--------------------------------------------------------------------------------
Bulgaria                                          [*]
--------------------------------------------------------------------------------
Burkina Faso                                      [*]
--------------------------------------------------------------------------------
Burundi                                           [*]
--------------------------------------------------------------------------------
Cambodia                                          [*]
--------------------------------------------------------------------------------
Cameroon                                          [*]
--------------------------------------------------------------------------------
Canada                                            [*]
--------------------------------------------------------------------------------
Canary Islands                                    [*]
--------------------------------------------------------------------------------
Cape Verde Islands                                [*]
--------------------------------------------------------------------------------
Caribbean                                         N/A
--------------------------------------------------------------------------------
Cayman Islands                                    [*]
--------------------------------------------------------------------------------
Central African Republic                          [*]
--------------------------------------------------------------------------------
Chad                                              [*]
--------------------------------------------------------------------------------
Chatham Islands                                   [*]
--------------------------------------------------------------------------------
Chile                                             [*]
--------------------------------------------------------------------------------
China                                             [*]
--------------------------------------------------------------------------------
Christmas Island (I.O.)                           [*]
--------------------------------------------------------------------------------
Cocos Island                                      [*]
--------------------------------------------------------------------------------
Colombia                                          [*]
--------------------------------------------------------------------------------
Combellga                                         N/A
--------------------------------------------------------------------------------

Note: Where indicated with N/A - Sprint has no available arrangement with the foreign PTT to terminate traffic.

[*] CONFIDENTIAL PORTIONS OMITTED WHERE INDICATED AND FILED SEPARATELY WITH THE COMMISSION


F/G 4/11/96                             Page 2

                          Termination Rates ($/Minute)

--------------------------------------------------------------------------------
                                                    Global One/RSL
--------------------------------------------------------------------------------
              Country                               Agreed Rates
--------------------------------------------------------------------------------
                                                      4/11/96
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Cominica                                          [*]
--------------------------------------------------------------------------------
Comoro Islands/Mayotte                            [*]
--------------------------------------------------------------------------------
Comstar                                           N/A
--------------------------------------------------------------------------------
Congo                                             [*]
--------------------------------------------------------------------------------
Cook Island                                       [*]
--------------------------------------------------------------------------------
Costa Rica                                        [*]
--------------------------------------------------------------------------------
Croatia Republic                                  [*]
--------------------------------------------------------------------------------
Cuba                                              [*]
--------------------------------------------------------------------------------
Cyprus                                            [*]
--------------------------------------------------------------------------------
Czech. Republic                                   [*]
--------------------------------------------------------------------------------
Denmark                                           [*]
--------------------------------------------------------------------------------
Diego Garcia                                      [*]
--------------------------------------------------------------------------------
Djibouti                                          [*]
--------------------------------------------------------------------------------
Dominican Republic                                [*]
--------------------------------------------------------------------------------
Ecudor                                            [*]
--------------------------------------------------------------------------------
Egypt                                             [*]
--------------------------------------------------------------------------------
El Salvador                                       [*]
--------------------------------------------------------------------------------
Equatorial Guinea                                 [*]
--------------------------------------------------------------------------------
Eritrea                                           [*]
--------------------------------------------------------------------------------
Estonia                                           [*]
--------------------------------------------------------------------------------
Ethioppia                                         [*]
--------------------------------------------------------------------------------
Falkland Islands                                  [*]
--------------------------------------------------------------------------------
Faroes (via Denmark)                              [*]
--------------------------------------------------------------------------------
Fiji                                              [*]
--------------------------------------------------------------------------------
Finland                                           [*]
--------------------------------------------------------------------------------
France/Germany                                    [*]
--------------------------------------------------------------------------------
French Antilles                                   [*]
--------------------------------------------------------------------------------
French Guiana                                     [*]
--------------------------------------------------------------------------------

Note: Where indicated with N/A - Sprint has no available arrangement with the foreign PTT to terminate traffic.

[*] CONFIDENTIAL PORTIONS OMITTED WHERE INDICATED AND FILED SEPARATELY WITH THE COMMISSION


F/G 4/11/96                             Page 3

                          Termination Rates ($/Minute)

--------------------------------------------------------------------------------
                                                    Global One/RSL
--------------------------------------------------------------------------------
              Country                               Agreed Rates
--------------------------------------------------------------------------------
                                                      4/11/96
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
French Polynesia                                  [*]
--------------------------------------------------------------------------------
Gabon                                             [*]
--------------------------------------------------------------------------------
Gambia                                            [*]
--------------------------------------------------------------------------------
Georgia                                           [*]
--------------------------------------------------------------------------------
Ghana                                             [*]
--------------------------------------------------------------------------------
Gibraltar                                         [*]
--------------------------------------------------------------------------------
Greece                                            [*]
--------------------------------------------------------------------------------
Greenland                                         [*]
--------------------------------------------------------------------------------
Greneda (Carracou)                                [*]
--------------------------------------------------------------------------------
Guadeloupe                                        [*]
--------------------------------------------------------------------------------
Guam                                              [*]
--------------------------------------------------------------------------------
Guantanamo                                        [*]
--------------------------------------------------------------------------------
Guatemala                                         [*]
--------------------------------------------------------------------------------
Guinea                                            [*]
--------------------------------------------------------------------------------
Guinea Bissau                                     [*]
--------------------------------------------------------------------------------
Guyana                                            [*]
--------------------------------------------------------------------------------
Haiti                                             [*]
--------------------------------------------------------------------------------
Hawaii                                            [*]
--------------------------------------------------------------------------------
Hondoras                                          [*]
--------------------------------------------------------------------------------
Hong Kong                                         [*]
--------------------------------------------------------------------------------
Hungary                                           [*]
--------------------------------------------------------------------------------
Iceland                                           [*]
--------------------------------------------------------------------------------
India                                             [*]
--------------------------------------------------------------------------------
Indonesia                                         [*]
--------------------------------------------------------------------------------
Iran                                              [*]
--------------------------------------------------------------------------------
Iraq                                              [*]
--------------------------------------------------------------------------------
Ireland                                           [*]
--------------------------------------------------------------------------------
Israel                                            [*]
--------------------------------------------------------------------------------

Note: Where indicated with N/A - Sprint has no available arrangement with the foreign PTT to terminate traffic.

[*] CONFIDENTIAL PORTIONS OMITTED WHERE INDICATED AND FILED SEPARATELY WITH THE COMMISSION


F/G 4/11/96                             Page 4

                          Termination Rates ($/Minute)

--------------------------------------------------------------------------------
                                                    Global One/RSL
--------------------------------------------------------------------------------
              Country                               Agreed Rates
--------------------------------------------------------------------------------
                                                      4/11/96
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Italy                                             [*]
--------------------------------------------------------------------------------
Ivory Coast                                       [*]
--------------------------------------------------------------------------------
Jamica                                            [*]
--------------------------------------------------------------------------------
Japan                                             [*]
--------------------------------------------------------------------------------
Jordan                                            [*]
--------------------------------------------------------------------------------
Kampuchea                                         [*]
--------------------------------------------------------------------------------
Kazakhstan                                        [*]
--------------------------------------------------------------------------------
Kenya                                             [*]
--------------------------------------------------------------------------------
Kirghizia                                         N/A
--------------------------------------------------------------------------------
Kiribati                                          [*]
--------------------------------------------------------------------------------
Kuwait                                            [*]
--------------------------------------------------------------------------------
Kyrgyzstan                                        [*]
--------------------------------------------------------------------------------
Laos                                              [*]
--------------------------------------------------------------------------------
Latvia                                            [*]
--------------------------------------------------------------------------------
Lebanon                                           [*]
--------------------------------------------------------------------------------
Lechtenstein                                      [*]
--------------------------------------------------------------------------------
Lesotho                                           [*]
--------------------------------------------------------------------------------
Liberia                                           [*]
--------------------------------------------------------------------------------
Libya                                             [*]
--------------------------------------------------------------------------------
Lithuania                                         [*]
--------------------------------------------------------------------------------
Luxembourg                                        [*]
--------------------------------------------------------------------------------
Macao                                             [*]
--------------------------------------------------------------------------------
Macedonia                                         [*]
--------------------------------------------------------------------------------
Madagascar                                        [*]
--------------------------------------------------------------------------------
Madeira                                           [*]
--------------------------------------------------------------------------------
Malawi                                            [*]
--------------------------------------------------------------------------------
Malaysia                                          [*]
--------------------------------------------------------------------------------
Maldive Islands                                   [*]
--------------------------------------------------------------------------------

Note: Where indicated with N/A - Sprint has no available arrangement with the foreign PTT to terminate traffic.

[*] CONFIDENTIAL PORTIONS OMITTED WHERE INDICATED AND FILED SEPARATELY WITH THE COMMISSION


F/G 4/11/96                             Page 5

                          Termination Rates ($/Minute)

--------------------------------------------------------------------------------
                                                    Global One/RSL
--------------------------------------------------------------------------------
              Country                               Agreed Rates
--------------------------------------------------------------------------------
                                                      4/11/96
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Mali                                              [*]
--------------------------------------------------------------------------------
Malta                                             [*]
--------------------------------------------------------------------------------
Marshall Island                                   [*]
--------------------------------------------------------------------------------
Martinique                                        [*]
--------------------------------------------------------------------------------
Mauritania                                        [*]
--------------------------------------------------------------------------------
Mauritius/Rodriguez Island                        [*]
--------------------------------------------------------------------------------
Mayotte Island                                    [*]
--------------------------------------------------------------------------------
Mexico                                            [*]
--------------------------------------------------------------------------------
Micronesia                                        [*]
--------------------------------------------------------------------------------
Midway Islands                                    N/A
--------------------------------------------------------------------------------
Moldovia                                          [*]
--------------------------------------------------------------------------------
Monaco                                            [*]
--------------------------------------------------------------------------------
Mongolia                                          [*]
--------------------------------------------------------------------------------
Monserrat                                         [*]
--------------------------------------------------------------------------------
Morocco                                           [*]
--------------------------------------------------------------------------------
Mozambique                                        [*]
--------------------------------------------------------------------------------
Mustique                                          [*]
--------------------------------------------------------------------------------
Myanmar (Burma)                                   [*]
--------------------------------------------------------------------------------
Nakhodka                                          N/A
--------------------------------------------------------------------------------
Namibia                                           [*]
--------------------------------------------------------------------------------
Nauru                                             [*]
--------------------------------------------------------------------------------
Nepal                                             [*]
--------------------------------------------------------------------------------
Netherlands                                       [*]
--------------------------------------------------------------------------------
Nevis                                             [*]
--------------------------------------------------------------------------------
New Caledonia                                     [*]
--------------------------------------------------------------------------------
New Zealand                                       [*]
--------------------------------------------------------------------------------
Nicaragua                                         [*]
--------------------------------------------------------------------------------
Niger                                             [*]
--------------------------------------------------------------------------------

Note: Where indicated with N/A - Sprint has no available arrangement with the foreign PTT to terminate traffic.

[*] CONFIDENTIAL PORTIONS OMITTED WHERE INDICATED AND FILED SEPARATELY WITH THE COMMISSION


F/G 4/11/96                             Page 6

                          Termination Rates ($/Minute)

--------------------------------------------------------------------------------
                                                    Global One/RSL
--------------------------------------------------------------------------------
              Country                               Agreed Rates
--------------------------------------------------------------------------------
                                                      4/11/96
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Nigeria                                           [*]
--------------------------------------------------------------------------------
Niue Island                                       [*]
--------------------------------------------------------------------------------
Norfold Island                                    [*]
--------------------------------------------------------------------------------
North Korea                                       [*]
--------------------------------------------------------------------------------
North Mariana Island                              [*]
--------------------------------------------------------------------------------
Norway                                            [*]
--------------------------------------------------------------------------------
Oman                                              [*]
--------------------------------------------------------------------------------
Pakistan                                          [*]
--------------------------------------------------------------------------------
Palau                                             [*]
--------------------------------------------------------------------------------
Panama                                            [*]
--------------------------------------------------------------------------------
Papua New Guinea                                  [*]
--------------------------------------------------------------------------------
Paraguay                                          [*]
--------------------------------------------------------------------------------
Peru                                              [*]
--------------------------------------------------------------------------------
Philippines                                       [*]
--------------------------------------------------------------------------------
Picairn Islands                                   N/A
--------------------------------------------------------------------------------
Poland                                            [*]
--------------------------------------------------------------------------------
Portugal                                          [*]
--------------------------------------------------------------------------------
PPalm Island                                      [*]
--------------------------------------------------------------------------------
Puerto Rico                                       [*]
--------------------------------------------------------------------------------
Qatar                                             [*]
--------------------------------------------------------------------------------
Radius                                            N/A
--------------------------------------------------------------------------------
Reunion Island                                    [*]
--------------------------------------------------------------------------------
Rodrigues Islands                                 [*]
--------------------------------------------------------------------------------
Romania                                           [*]
--------------------------------------------------------------------------------
Russia                                            [*]
--------------------------------------------------------------------------------
Rwanda                                            [*]
--------------------------------------------------------------------------------
Saint Helena                                      [*]
--------------------------------------------------------------------------------
Saint Kitts                                       [*]
--------------------------------------------------------------------------------

Note: Where indicated with N/A - Sprint has no available arrangement with the foreign PTT to terminate traffic.

[*] CONFIDENTIAL PORTIONS OMITTED WHERE INDICATED AND FILED SEPARATELY WITH THE COMMISSION


F/G 4/11/96                             Page 7

                          Termination Rates ($/Minute)

--------------------------------------------------------------------------------
                                                    Global One/RSL
--------------------------------------------------------------------------------
              Country                               Agreed Rates
--------------------------------------------------------------------------------
                                                      4/11/96
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Saint Lucia                                       [*]
--------------------------------------------------------------------------------
Saint Pierre & Miquelon                           [*]
--------------------------------------------------------------------------------
Saint Vincent                                     [*]
--------------------------------------------------------------------------------
Saipan                                            [*]
--------------------------------------------------------------------------------
Sakhalin                                          N/A
--------------------------------------------------------------------------------
Samoa (U.S.)                                      [*]
--------------------------------------------------------------------------------
Samoa (Western)                                   [*]
--------------------------------------------------------------------------------
San Marino                                        [*]
--------------------------------------------------------------------------------
Sao Tome Et Principe                              [*]
--------------------------------------------------------------------------------
Saudi Arabia                                      [*]
--------------------------------------------------------------------------------
Senegal                                           [*]
--------------------------------------------------------------------------------
Serbia                                            [*]
--------------------------------------------------------------------------------
Seychelles                                        [*]
--------------------------------------------------------------------------------
Sierra Leone                                      [*]
--------------------------------------------------------------------------------
Singapore                                         [*]
--------------------------------------------------------------------------------
Slovakia                                          [*]
--------------------------------------------------------------------------------
Slovenia                                          [*]
--------------------------------------------------------------------------------
Slovenia Republic                                 N/A
--------------------------------------------------------------------------------
Soloman Island                                    [*]
--------------------------------------------------------------------------------
Somalia                                           [*]
--------------------------------------------------------------------------------
South Africa                                      [*]
--------------------------------------------------------------------------------
South Korea                                       [*]
--------------------------------------------------------------------------------
Spain                                             [*]
--------------------------------------------------------------------------------
Sri Lanka                                         [*]
--------------------------------------------------------------------------------
Sudan                                             [*]
--------------------------------------------------------------------------------
Surinam                                           [*]
--------------------------------------------------------------------------------
Swaziland                                         [*]
--------------------------------------------------------------------------------
Sweden                                            [*]
--------------------------------------------------------------------------------

Note: Where indicated with N/A - Sprint has no available arrangement with the foreign PTT to terminate traffic.

[*] CONFIDENTIAL PORTIONS OMITTED WHERE INDICATED AND FILED SEPARATELY WITH THE COMMISSION


F/G 4/11/96                             Page 8

                          Termination Rates ($/Minute)

--------------------------------------------------------------------------------
                                                    Global One/RSL
--------------------------------------------------------------------------------
              Country                               Agreed Rates
--------------------------------------------------------------------------------
                                                      4/11/96
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Switzerland                                       [*]
--------------------------------------------------------------------------------
Syria                                             [*]
--------------------------------------------------------------------------------
Taiwan                                            [*]
--------------------------------------------------------------------------------
Tajikistan                                        [*]
--------------------------------------------------------------------------------
Tanzania                                          [*]
--------------------------------------------------------------------------------
Thailand                                          [*]
--------------------------------------------------------------------------------
Togo                                              [*]
--------------------------------------------------------------------------------
Tokelau                                           N/A
--------------------------------------------------------------------------------
Tonga                                             [*]
--------------------------------------------------------------------------------
Trinidad                                          [*]
--------------------------------------------------------------------------------
Tristan da Cunha                                  [*]
--------------------------------------------------------------------------------
Tunisia                                           [*]
--------------------------------------------------------------------------------
Turkey                                            [*]
--------------------------------------------------------------------------------
Turkmenistan                                      [*]
--------------------------------------------------------------------------------
Turks and Caicos                                  [*]
--------------------------------------------------------------------------------
Tuvalu                                            [*]
--------------------------------------------------------------------------------
Uganda                                            [*]
--------------------------------------------------------------------------------
UK                                                [*]
--------------------------------------------------------------------------------
Ukraine                                           [*]
--------------------------------------------------------------------------------
Union Island                                      [*]
--------------------------------------------------------------------------------
United Arab Emirates                              [*]
--------------------------------------------------------------------------------
Uruguay                                           [*]
--------------------------------------------------------------------------------
USA                                               [*]
--------------------------------------------------------------------------------
Uzbekistan                                        [*]
--------------------------------------------------------------------------------
Vanuatu                                           [*]
--------------------------------------------------------------------------------
Vatican City                                      [*]
--------------------------------------------------------------------------------
Venezuela                                         [*]
--------------------------------------------------------------------------------
Viet Nam                                          [*]
--------------------------------------------------------------------------------

Note: Where indicated with N/A - Sprint has no available arrangement with the foreign PTT to terminate traffic.

[*] CONFIDENTIAL PORTIONS OMITTED WHERE INDICATED AND FILED SEPARATELY WITH THE COMMISSION


F/G 4/11/96                             Page 9

                          Termination Rates ($/Minute)

--------------------------------------------------------------------------------
                                                    Global One/RSL
--------------------------------------------------------------------------------
              Country                               Agreed Rates
--------------------------------------------------------------------------------
                                                      4/11/96
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Virgin Islands (U.S.)                             [*]
--------------------------------------------------------------------------------
Wake Islands                                      N/A
--------------------------------------------------------------------------------
Wallis Islands                                    [*]
--------------------------------------------------------------------------------
Yemen (Republic of)                               [*]
--------------------------------------------------------------------------------
Yugoslavia                                        [*]
--------------------------------------------------------------------------------
Zaire                                             [*]
--------------------------------------------------------------------------------
Zambia                                            [*]
--------------------------------------------------------------------------------
Zimbabwe                                          [*]
--------------------------------------------------------------------------------


Note: Where indicated with N/A - Sprint has no available arrangement with the foreign PTT to terminate traffic.

[*] CONFIDENTIAL PORTIONS OMITTED WHERE INDICATED AND FILED SEPARATELY WITH THE COMMISSION


F/G 4/11/96                             Page 10